As filed pursuant to Rule 497

Under the Securities Act of 1933

Registration No. 333-118218

811-08369

FIRST SUNAMERICA LIFE INSURANCE COMPANY

FS VARIABLE ANNUITY ACCOUNT FIVE

Supplement to the:

SEASONS TRIPLE ELITE VARIABLE ANNUITY PROSPECTUS

(F-3657-PRO)

DATED FEBRUARY 14, 2005

This supplement replaces all previous supplements.

The date of the prospectus is hereby changed to April 29, 2005.

All references in the prospectus to the date of the statement of additional information are hereby changed to April 29, 2005.

The following is added to the GLOSSARY on page 3 of the prospectus:

Fixed Account – An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

Market Close – The close of the New York Stock Exchange, usually 1:00 p.m. Pacific Time.

Trust – Refers to the Seasons Series Trust.

Underlying Funds – The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

The following replaces the reference to the Latest Annuity Date located in the GLOSSARY on page 3 of the prospectus:

Latest Annuity Date - Your 90th birthday or 10th contract anniversary whichever is later.

The following replaces the second sentence of footnote 4 to the Fee Table on page 5, and the second sentence under the heading Optional Seasons Income Rewards Fee on page 35 of the prospectus:

The fee is deducted from your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter.

The following replaces the second sentence of footnote 5 to the Fee Table on page 5, and is added as the second sentence under the heading Optional Seasons Promise Fee on page 36 of the prospectus:

The annualized charge is deducted from your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter.

The following replaces the section entitled TRANSFERS DURING THE ACCUMULATION PHASE on page 15 of the prospectus:

Transfers During the Accumulation Phase

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts by telephone or through the Company’s website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

Transfer Policies

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail (“U.S. Mail”) for twelve months from the date of your 5th transfer request (“Standard U.S. Mail Policy”). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or available Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers (“Accelerated U.S. Mail Policy”). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms. .

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

(1)        the number of transfers made in a defined period;

(2)        the dollar amount of the transfer;

(3)        the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

(4)        the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

(5)        whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

(6)        other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

We reserve the right to modify the policies and procedures described in this section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, see INCOME OPTIONS below.

The following replaces the section entitled SEASONS INCOME REWARDS FEATURE on page 20 of the prospectus:

SEASONS INCOME REWARDS

What is Seasons Income Rewards?

Seasons Income Rewards is an optional living benefit feature. If you elect this feature, for which you will be charged an annualized fee, after a specified waiting period, you are guaranteed to receive withdrawals, over a minimum number of years that in total equal Purchase Payments made in the first 90 days adjusted for withdrawals during that period (the “Benefit”), even if the contract value falls to zero. Seasons Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance. Seasons Income Rewards has rules and restrictions that are discussed more fully below.

What options are currently available?

Three options are currently available under this feature. The available options, referred to as the Step-Up Options, provide a guaranteed minimum withdrawal amount over a minimum number of years equal to at least your initial Purchase Payment (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), the Benefit will be reduced and you may not receive a step-up amount depending on the option selected.

Each option and its components are fully described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect the feature?

You may only elect the feature at the time of contract issue and must choose one of the options discussed below. You may not change the option after election. You cannot elect the feature if you are age 81 or older on the contract issue date. Generally, once you elect the feature, it cannot be cancelled.

Seasons Income Rewards cannot be elected if you elect the Seasons Promise feature. See SEASONS PROMISE below. Seasons Income Rewards may not be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit calculated?

In order to determine the Benefit’s value, we calculate each of the components as described below. The Benefit’s components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the Benefit Availability Date. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a Benefit Year.

The table below is a summary of the three Step-Up Options we are currently offering:

Option	Benefit Availability Date	Step-Up Amount	Maximum Annual Withdrawal Amount+ Percentage	Minimum Withdrawal Period* (if Maximum Annual Withdrawal Amount taken each year)

1	3 years following contract issue date	10%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	11 years

2	5 years following contract issue date	20%* of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	12 years

3	10 years following contract issue date	50%** of Withdrawal Benefit Base	10% of Withdrawal Benefit Base	15 years

*        You will not receive a Step-Up Amount if you elect Options 1 or 2 and take a withdrawal prior to the Benefit Availability Date. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

**      If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

+        For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount for this contract will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount. Required minimum distributions may reduce your Minimum Withdrawal Period.

How are the components for the Step-Up Options calculated?

First, we determine the Eligible Purchase Payments, which include the amount of Purchase Payments made to the contract up to and including the 90th day after your contract issue date, adjusted for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Second, we determine the Withdrawal Benefit Base, on the Benefit Availability Date. The Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

Third, we determine a Step-Up Amount, if any, which is calculated as a specified percentage (listed in the table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Up Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

Fourth, we determine a Stepped-Up Benefit Base, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the Maximum Annual Withdrawal Amount, which is a stated percentage (listed in the table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value allocated to the Variable Portfolios starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

Contract Year	Annualized Fee

0-7 years	0.65% of Withdrawal Benefit Base

8-10 years	0.45% of Withdrawal Benefit Base
11+	none

What are the effects of withdrawals on the Step-Up Options?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

Withdrawal Benefit Base: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal that exceeds the Step-Up Amount will reduce the Withdrawal Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit

Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of (a) or (b), where:

a.        is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

b.        is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

Stepped-Up Benefit Base: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

a.        is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

b.        is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced in the same proportion that the contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

Minimum Withdrawal Period: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

Contract Value: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

The SEASONS INCOME REWARDS EXAMPLES APPENDIX provides examples of the effects of withdrawals on the Seasons Income Rewards feature.

What happens if my contract value is reduced to zero?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature. However, the contract and its other features and benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

1.        Lump sum distribution of the actuarial present value as determined by us, of the total remaining guaranteed withdrawals; or

2.        the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

3.        any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. See SPOUSAL CONTINUATION below.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the Stepped-Up Benefit Base is greater than zero when the original owner dies, and the contract value equals zero and therefore no death benefit is payable, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. If the Stepped-Up Benefit Base and the contract value are greater than zero, a non-spousal Beneficiary must make a death claim under the contract provisions which terminates the Benefit. See DEATH BENEFITS below.

Can Seasons Income Rewards be cancelled?

Once you elect the feature, you may not cancel it. The feature automatically terminates upon the occurrence of one of the following:

1.        Stepped-Up Benefit Base is equal to zero; or

2.        Annuitization of the contract; or

3.        Full surrender of the contract; or

4.        Death benefit is paid; or

5.        Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

Important Information

Seasons Income Rewards is designed to offer protection of your initial investment in the event of a significant market down turn. Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract nor does it guarantee any investment gains. Seasons Income Rewards does not guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

Withdrawals under the feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you need to take withdrawals or are required to take required minimum distributions (“RMD”) under the Internal Revenue Code (“IRC”) from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively impact the value of the Benefit. As noted above, your Stepped-Up Benefit Base will be reduced if you take withdrawals before the Benefit Availability Date. Any withdrawals taken under this feature or under the contract may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

We reserve the right at the time your contract is issued to limit the maximum Eligible Purchase Payments to $1 million. For prospectively issued contracts, we reserve the right to limit the investment options available under the contract if you elect this Seasons Income Rewards feature.

We reserve the right to modify, suspend or terminate the Seasons Income Rewards feature (in its entirety or any component) at any time for prospectively issued contracts.

The following replaces the APPENDIX B — SEASONS INCOME REWARDS EXAMPLES on page B-1 of the prospectus:

The following examples demonstrate the operation of the Seasons Income Rewards feature:

Example 1:

Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% × $100,000) = $120,000). Your Maximum Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 × 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

Example 2 - Impact of Withdrawals prior to the Benefit Availability Date for Options 1 and 2:

Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% × 100,000) = $90,000). Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on

the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

Example 3 - Impact of Withdrawals prior to the Benefit Availability Date for Option 3:

Assume you elect Seasons Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% × 100,000) = $90,000). Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% × $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

Example 4 - Impact of Withdrawals less than or equal to Maximum Annual Withdrawal Amount after the Benefit Availability Date:

Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years and 3 months.

Example 5 - Impact of Withdrawals in excess of Maximum Annual Withdrawal Amount after the Benefit Availability Date:

Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

The following replaces the second paragraph of the ANNUITY DATE subsection of the INCOME OPTIONS section located on page 31 of the prospectus:

Income payments must begin on or before your 90th birthday or on your tenth contract anniversary, whichever occurs later. If you do not choose an Annuity Date, your income payments will automatically begin on this date (Latest Annuity Date).

The following replaces the section entitled GENERAL ACCOUNT on page 37 of the prospectus:

Money allocated to any Fixed Account options goes into the Company’s general account. The general account consists of all of the Company’s assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company’s contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. (“AIG”), and the Company’s insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

The following replaces the section entitled PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT on page 37 of the prospectus:

Payments in Connection with Distribution of the Contract

Payments to Broker-Dealers

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract (“Contract Commissions”). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 6% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm’s registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker- dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

Payments We Receive

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation from the Trust’s investment advisor related to the availability of the Underlying Funds in the contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, AIG SAAMCo and/or certain subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

The following replaces the section entitled LEGAL PROCEEDINGS on page 38 of the prospectus:

There are no pending legal proceedings affecting the Separate Account. From time to time, the Company is party to various kinds of litigation incidental to its business operations. In management’s opinion, these matters are not material in relation to the financial position of the Company.

AIG has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG’s Board of Directors and new management adequate time to complete an extensive review of AIG’s books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the Securities and Exchange Commission and from AIG’s decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding actions being taken with respect to the Company’s ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

Date: May 16, 2005

Please keep this Supplement with your Prospectus.